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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
IDEC Pharmaceuticals Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-3 of IDEC Pharmaceuticals Corporation.



                                            KPMG LLP

San Diego, California
November 9, 1999